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                                                                    EXHIBIT 99.2

                          FORM OF GUARANTEED DELIVERY

                       NOTICE OF GUARANTEED DELIVERY FOR
                 ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP
                      AND ADAMS OUTDOOR ADVERTISING, INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Adams Outdoor Advertising Limited Partnership and Adams Outdoor Advertising, Inc. (the "Issuers") made pursuant to the Prospectus,
dated        , 1996 (the "Prospectus"), if certificates for the outstanding 10
3/4% Senior Notes Due 2006 of the Issuers (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to United States Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery To: United States Trust Company of New York, Exchange Agent

                                   By Mail:
                    United States Trust Company of New York
                                 P.O. Box 844
                                Cooper Station
                         New York, New York 10276-0844

                                   By Hand:
                    United States Trust Company of New York
                                 111 Broadway
                                  Lower Level
                            Corporate Trust Window
                           New York, New York 10006

                             By Overnight Courier:
                    United States Trust Company of New York
                                 770 Broadway
                           New York, New York 10003
                             Attn: Corporate Trust

                                 By Facsimile:
                                (212) 420-6152

                             Confirm by Telephone:
                                (800) 548-6565

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.
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Principal Amount of Old Notes Tendered:*

$ ___________________________________     If Old Notes will be delivered by
Certificate Nos. (if available):          book-entry transfer to The
                                          Depository Trust Company, provide
                                          account number.

- -------------------------------------


Total Principal Amount Represented        Account Number ______________________
by
- --------
Old Notes Certificate(s):
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

$ ___________________________________

- -------------------------------------------------------------------------------

  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

- -------------------------------------------------------------------------------

                               PLEASE SIGN HERE

X ________________________________________________    -------------------------

X ________________________________________________    -------------------------
             SIGNATURE(S) OF OWNER(S)                           DATE
             OR AUTHORIZED SIGNATORY

Area Code and Telephone Number: __________________

  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):   --------------------------------------------------------------------
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Capacity:  --------------------------------------------------------------------
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Address(es):
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                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

- -------------------------------------     -------------------------------------
            Name of Firm                          Authorized Signature


- -------------------------------------     -------------------------------------
               Address                                    Title


- -------------------------------------     Name: _______________________________
                             Zip Code            (Please Type or Print)


Area Code and Tel. No. ______________     Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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